UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2021

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Not Applicable

(Former name of former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 8.01 Other Events.

Rollins, Inc. (the “Company”) has commenced corrective actions in connection with certain corporate acts involving the amendment to the Company’s certificate of incorporation that was approved by Company stockholders on April 23, 2019 (the “2019 Amendment”). In connection with the 2019 Amendment, the shareholders voted to increase the number of authorized shares of capital stock to 550,500,000 shares, including 550 million shares of common stock and 500,000 shares of preferred stock. Further information about the 2019 Amendment is available in the Company’s proxy statement filed March 21, 2019. Due to a clerical error, the Certificate of Amendment for the 2019 Amendment was not filed with the Delaware Secretary of State. The Company is pursuing corrective actions under relevant provisions of the Delaware General Corporation Law to ratify the 2019 Amendment, effective as of April 23, 2019, and certain share issuances subsequent thereto, including through the filing of validation proceedings with the Delaware Chancery Court and/or through stockholder ratification. If the validation proceedings are not completed by the date of the 2021 annual meeting, the Company anticipates delaying its request to stockholders for an additional increase in authorized shares of common stock. The Company anticipates that all necessary corrective actions will be successfully completed in due course.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the Company’s anticipation of a potential delay in requesting stockholder approval for an additional increase in authorized shares of common stock if validation proceedings are not completed by the date of the 2021 annual meeting, and the Company’s anticipation that all necessary corrective actions will be successfully completed in due course. The Company’s future performance could differ materially from the expectations of management and from results expressed or implied in the report. For further information on other risk factors, please refer to the “Risk Factors” contained in the Company’s Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on February 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: April 14, 2021	By:	/s/ Paul Edward Northen
	Name:	Paul Edward Northen
	Title:	Sr. Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)